UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 29, 2010

DOLAT VENTURES, INC.
(Exact name of registrant as specified in its charter)

Nevada	0001436568	333-151570
(State or other jurisdiction	(Central Index Key)	(Commission File Number)
of incorporation)

545 Eighth Avenue, Suite 401
New York, NY 10018
(Address of principal executive offices, including zip code)

(212) 502-6657
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant's Certifying Accountant

(b) New independent registered public accounting firm

Effective June 29, 2010, the Company engaged Pritchett Siler & Hardy, PC as the Company’s independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 2, 2010	DOLAT VENTURES, INC.

/s/ Shmuel Dovid Hauck
Shmuel Dovid Hauck
President and Director